UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 5, 2021

Date of Report (Date of earliest event reported)

TrueNorth Quantum, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-208978	98-1253258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5428 South Regal Street #30954, Spokane, WA	99223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (647) 400-6927

____________________________________
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	URYL	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of ZMKC, LLP

(i)	On November 5, 2021, TrueNorth Quantum, Inc., a Nevada corporation formerly known as United Royale Holdings Corp. (the “Company”) dismissed Zia Masood Kiani & Co. (“ZMKC”) as the Company’s independent registered public accounting firm.

(ii)	ZMKC’s audit report on the financial statements of the Company for the fiscal year ended December 31, 2020 contained no adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles except that such reports included an explanatory paragraph describing the uncertainty of the Company’s ability to continue as a going concern,

(iii)	The dismissal of ZMKC was agreed to by the Company’s Board of Directors.

(iv)	During the fiscal year ended December 31, 2020, and through November 5, 2021, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) or reportable events ( as described under Item 304(a)(1)(v) of Regulation S-K) with ZMKC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused ZMKC to make reference to the subject matter of the disagreement in connection with its reports.

(v)	The Company provided ZMKC with its disclosures in this Current Report on Form 8-K disclosing the dismissal of ZMKC and requested in writing that ZMKC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. ZMKC’s response is filed as an exhibit to this Current Report on Form 8-K.

Appointment of BF Borger CPA PC

(i)	Following a careful deliberation, on November 5, 2021, the Company engaged BF Borger CPA PC (“BFB”) as the Company’s independent registered public accounting firm.

(ii)	Prior to retaining BFB, the Company did not consult with BFB regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

Item 8.01. Other Events.

The financial statements contained in the Company’s quarterly report on Form 10-Q for the period ending June 30, 2021, filed with the SEC on September 8, 2021 (the “10-Q”) were not reviewed by the Company’s independent registered public accounting firm. It has come to the attention of the Company that, due to the 10-Q financial statements not being reviewed, the Company should have included additional disclosures in the 10-Q, including but not limited to that (i) the 10-Q is considered deficient, and (ii) the Company intends to remedy the deficiency by having its new independent registered public accounting firm review the 10-Q as promptly as possible. The Company will be amending its 10-Q to include the additional required disclosures as soon as practicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
16.1	Letter from ZMKC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TrueNorth Quantum, Inc.

Date: November 10, 2021	By:	/s/ Gary Bartholomew
Gary Bartholomew, CEO

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